UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2010

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 13, 2010, CompuCredit Holdings Corporation (the “Company”) held its Annual Meeting of Shareholders.  The only matter acted upon at the meeting was a proposal to elect eight directors for terms expiring at the 2011 Annual Meeting of Shareholders.  The term of Nicholas B. Paumgarten expired at the 2010 Annual Meeting and he decided not to stand for re-election.  Because of Mr. Paumgarten’s decision not to stand for re-election, the Company’s Board of Directors is now comprised of eight directors, four of whom are independent directors, as that term is defined by Nasdaq Listing Rule 5605(a)(2).  Therefore, the Company is not in compliance with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board of Directors be independent directors.

On May 13, 2010, the Company notified the Nasdaq Stock Market that the Company was in material non-compliance with Nasdaq Listing Rule 5605(b)(1) as a result of Mr. Paumgarten’s decision not to stand for re-election.  The Company received notice from Nasdaq on May 13, 2010 acknowledging this non-compliance.

Consistent with Nasdaq Listing Rule 5605(b)(1)(A), Nasdaq indicated that it will provide the Company a cure period in order to regain compliance.  The Company has until the earlier of the Company’s next Annual Meeting of Shareholders or May 13, 2011 to regain compliance.  The Company must submit to Nasdaq documentation evidencing compliance with the rules no later than this date.  In the event the Company does not regain compliance by this date, Nasdaq rules require its staff to provide written notification to the Company that its securities will be delisted.  At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company fully expects to regain compliance with this requirement within the cure period allowed under Nasdaq Listing Rule 5605(b)(1)(A).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 13, 2010.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the board’s solicitation.  The only matter acted upon at the meeting was a proposal to elect eight directors for terms expiring at the 2011 Annual Meeting of Shareholders.  The proposal was approved by the shareholders pursuant to the voting results set forth below.

Nominee	For	Withheld	Broker Non-Votes
Gregory J. Corona	39,539,270	724,896	--
Richard W. Gilbert	37,645,731	2,618,435	--
David G. Hanna	37,703,255	2,560,911	--
Frank J. Hanna, III	37,529,294	2,734,872	--
Richard R. House, Jr.	37,450,736	2,813,430	--
Deal W. Hudson	39,886,197	377,969	--
Mack F. Mattingly	39,934,157	330,009	--
Thomas G. Rosencrants	39,892,040	372,126	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Date: May 19, 2010	By:	/s/J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer